UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 17, 2020

ZOMEDICA PHARMACEUTICALS CORP.
(Exact Name of Registrant as Specified in Charter)

Alberta, Canada	001-38298	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 Phoenix Drive, Suite 190, Ann Arbor, Michigan	48108
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (734) 369-2555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ X ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	ZOM	NYSE American

Item 1.01. Entry into a Material Definitive Agreement.

On January 17, 2020, Zomedica Pharmaceuticals Corp. (“Zomedica” or the “Company”) and Celsee, Inc. (“Celsee”), a developer of integrated nanotechnology platforms for automated label-free isolation, analysis and retrieval of viable rare cells direct from blood, entered into an amendment and restatement (the “Restated Agreement”) of their license and supply agreement, dated December 20, 2017 (the “Original Agreement”).

In the Restated Agreement, the parties acknowledged that the initial development phase of the Original Agreement had been completed and that all payments for such work had been paid in full.  Zomedica continues to have veterinary oncology care exclusive global rights to develop and market Celsee’s liquid biopsy platform for use by veterinarians as a cancer diagnostic. Under the terms of the Restated Agreement, Celsee will supply Zomedica on an exclusive basis with the assays and the consumables for the products being developed under the Restated Agreement pursuant to a rolling forecast to be provided by Zomedica at prices specified in the Restated Agreement. Zomedica will be responsible for the marketing and sale of the assays and the related consumables. The Restated Agreement, which is exclusive in the field of veterinary cancer diagnostic applications, has a term of five years (subject to termination in certain circumstances) and automatically renews for additional two-year terms thereafter (subject to either party determining not to renew).

The foregoing summary of the Restated Agreement does not purport to be complete and is qualified in its entirety by reference to the Restated Agreement.  A copy of the Restated Agreement will be filed by the Company as an exhibit to its Annual Report on Form 10-K for the year ended December 31, 2019 and is incorporated herein by reference.

Item 8.01. Other Events.

On January 20, 2020, the Company issued a press release (the “Press Release”) announcing its entry into the Restated Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 20, 2020.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOMEDICA PHARMACEUTICALS CORP.

Date: January 21, 2020	By:	/s/ Shameze Rampertab
Name: Shameze Rampertab
Title: Chief Financial Officer